Kemper International Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1995

SEEKING TOTAL RETURN, A COMBINATION OF CAPITAL GROWTH AND INCOME, PRINCIPALLY THROUGH AN INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES

"...The fund's above-average performance resulted from our willingness to avoid Japan in favor of more viable European markets..."

[KEMPER LOGO]

Table of
Contents

3
General
Economic Overview
5
Performance Update
9
Country Sectors
10
Largest Holdings
10
Terms to Know
11
Portfolio of
Investments
17
Report of
Independent Auditors
18
Financial Statements
20
Notes to
Financial Statements
24
Financial Highlights


At A Glance

Kemper International Fund total returns for the year ended October 31, 1995 (unadjusted for any sales charge):

[BAR GRAPH]


                                                                  LIPPER
                                                               INTERNATIONAL
                                                                   FUNDS
                                                                 CATEGORY
                        CLASS A       CLASS B     CLASS C        AVERAGE*
---------------------------------------------------------------------------
                        1.69%          0.84%       0.84%         -1.09%

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

---------------------------------------------------------------------------
NET ASSET VALUE
---------------------------------------------------------------------------

                                AS OF           AS OF
                               10/31/95        10/31/94
---------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS A                         $10.59          $11.13
KEMPER INTERNATIONAL FUND
CLASS B                         $10.46          $11.09
KEMPER INTERNATIONAL FUND
CLASS C                         $10.46          $11.09

---------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
LIPPER RANKINGS
---------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
INTERNATIONAL FUNDS CATEGORY*

                        CLASS A         CLASS B     CLASS C
---------------------------------------------------------------------------
1-YEAR                  #59 OF          #76 OF       #76 OF
                        233 FUNDS       233 FUNDS    233 FUNDS

5-YEAR                  #34 OF
                        58 FUNDS        N/A          N/A

10-YEAR                 #12 OF
                        20 FUNDS        N/A          N/A


*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

---------------------------------------------------------------------------
DIVIDEND REVIEW
---------------------------------------------------------------------------
During the fiscal year, Kemper International Fund paid the following dividends per share:

                        CLASS A   CLASS B    CLASS C
---------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN:           $0.31     $0.31       $0.31

LONG-TERM
CAPITAL GAIN:           $0.35     $0.35       $0.35


About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

  Specifically, your report now includes:
- Terms you need to know related to your fund
- A look at your fund's sector weightings and how they have changed
- A comparison of your fund and its benchmark sector weightings
- Your fund's largest individual holdings

  If you have any comments about the revised format, please write to:

  Kemper Mutual Funds
  Shareholder Communications
  120 South LaSalle Street
  Chicago, IL 60603

General Economic Overview

[PHOTO OF STEPHEN B. TIMBERS]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide are significantly higher than they were in 1994.
     We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.
     Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.
     It is likely that the Fed will reduce rates again, possibly as early as December 19. An additional rate cut would provide stimulation for the economy and acknowledge the serious discussion -- if not resolution -- on reducing the federal budget deficit. Even with a rate cut, our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.
     We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.
     As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.
     International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview
-----------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-----------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                 Now (11/30/95)   6 months ago     1 year ago       2 years ago
10-YEAR TREASURY RATE (1)             5.93           6.17             7.81              5.77
PRIME RATE (2)                        8.75           9.00             8.50              6.00
INFLATION RATE (3)                    2.74           3.18             2.60              2.74
THE U.S. DOLLAR (4)                  -1.57         - 9.31            -4.52              1.71
CAPITAL GOODS ORDERS (5) (*)          7.60          17.84            13.53             23.75
INDUSTRIAL PRODUCTION (6)             2.20           3.31             6.58              2.98
EMPLOYMENT GROWTH (7)                 1.50           2.29             3.15              2.58

(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.
 *   Data as of October 31, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.



      We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.
      Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.
      With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.
      With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER


December 12, 1995

Performance Update

[PHOTO OF DENNIS FERRO]
DENNIS FERRO JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN 1994 AND IS NOW AN EXECUTIVE VICE PRESIDENT OF KFS AND THE PORTFOLIO MANAGER OF KEMPER INTERNATIONAL FUND. FERRO HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS A CHARTERED FINANCIAL ANALYST.

IN A YEAR MARKED BY VOLATILITY AND U.S. DOLLAR WEAKNESS, KEMPER INTERNATIONAL FUND FOUND A RELATIVELY SAFE HAVEN -- AND ABOVE-AVERAGE RETURNS -- IN MATURE EUROPEAN MARKETS.

Q. HOW WOULD YOU CHARACTERIZE THE FISCAL YEAR (NOVEMBER 1, 1994, THROUGH OCTOBER 31, 1995)?

A. There was a great deal of volatility that rotated throughout parts of the world. Let's just review a few of the more significant events:

- In December 1994, the devaluation of the Mexican peso resulted in a sharp decline in Mexican and other Latin American markets. Almost a full year later, these markets have yet to bounce back.
- In January, an earthquake shook Japan and was the cause of many short-term problems. Longer-term concerns such as the health of the economy and its fiscal direction have yet to be resolved.
- The February collapse of the Barings Bank (a venerable English bank that was felled by speculative trading out of its Singapore office) further shook confidence in the Far East. These markets underperformed the rest of the year.
- Year over year (from October 31, 1994, to October 31, 1995), the dollar is actually up against the yen, but the value of the dollar was fairly volatile during the year. At its lowest, the dollar had declined 20 percent against the yen in April. One month earlier, the dollar hit its post-World War II low against the German deutsche mark. On the other hand, I can think of two positive factors during the year: The bond rallies that we saw in many countries supported the performance of equity markets, and there was a vibrant export environment from Europe to non-Japan Asia and central Europe.

Q.  WHAT EFFECT DID THESE EVENTS HAVE ON INTERNATIONAL INVESTMENT PERFORMANCE?

A. Volatility took its toll on the performance of international markets. At one point during the year, the Japanese market was down 28 percent on a local basis from where it started in early January. The volatility of the Latin American markets was exemplified by their dramatic declines in the first quarter and subsequent short-term recoveries. The EAFE index (an unmanaged index that is a generally accepted benchmark for major overseas markets) barely moved* during the fiscal year.

*THE EAFE SLIPPED 0.07 PERCENT DURING THE FISCAL YEAR.

Q. YET, CLASS A SHARES OF KEMPER INTERNATIONAL FUND FINISHED THE YEAR UP 1.69 PERCENT. CAN YOU EXPLAIN THE DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND ITS BENCHMARK?

A. There are some key differences relating to the composition of the fund. Notably, the index was more heavily weighted in Japanese stocks. Japan is one of the largest world markets and, under ordi-

Performance Update


nary circumstances, the fund would have much more exposure to Japan.
However, Japan is in a prolonged period of economic malaise.
    We had made the decision to avoid Japan until we could be confident that its government had formulated a plan for an economic recovery. Early in 1995, we did start to build up our Japanese position on the expectation of better economic news but we regretted it almost immediately and quickly backed off again.
    A review of the major markets' performance during the fiscal year suggests that our position was justified. Japan was the poorest performing market, declining 13.70 percent for the period, according to the Morgan Stanley Capital International - Japan Price Index.

Q.  WHY IS JAPAN SO SIGNIFICANT TO INTERNATIONAL INVESTING?

A. Japan is more than just another market. Consumer and business confidence in Japan has the potential to promote the export of capital to other markets. Given Japan's domestic problems, however, we didn't see such capital-exporting this year. Dividends and earnings that Japanese companies were earning in the U.S. and elsewhere were being retained in Japan and not being recycled as has been typical. This reduced level of liquidity hurt other world markets. Southeast Asia, for example, benefits from Japan's export of capital. Japan's malaise is one of the reasons that we failed to get the market growth we were expecting from non-Hong Kong Asian markets, including Malaysia and Singapore.
    Finally, the Japanese economic slowdown also had the effect of reducing demand from the Japanese as consumers of world goods.

Q.  IF NOT JAPAN, WHAT MARKETS DID THE FUND LIKE DURING THE YEAR?

A. We look for growth and where we found growth in the last fiscal year was Europe. Many European countries offered moderate growth and "reflation" -- "reflation" is inflation but at a lower level.
    Specifically, peripheral countries such as Sweden, the Netherlands and Ireland presented more growth than Germany and France, which are considered the core countries. Sweden is an excellent example of a country whose fiscal environment was improving, including a moderating inflation rate, and where there were several industries and companies that could be competitive on a global level. Ireland provided good values that we used to complement our exposure to the United Kingdom.
       As you'll see in the graphs on page 9, the fund's concentrations were in the better-performing European markets.

Q. NOW THAT WE'VE IDENTIFIED WHICH COUNTRIES PROVIDED THE MOST ACCOMMODATIVE ENVIRONMENTS, WHICH INDUSTRIES WITHIN THOSE COUNTRIES DID THE FUND INVEST IN?

A. We liked the growth-oriented stocks in pharmaceutical, technology, communications and retail companies. Again, you'd find some differences if you compared the sector-by-sector composition of the fund against EAFE.
    For example, EAFE's higher concentration of financial stocks is a result of its higher weighting in Japan, where many of those financial stocks are based. Our emphasis on pharmaceutical and retail stocks explains our relatively higher concentration in consumer stocks.
    We are continuing with some of the same themes we discussed last year. But a look at how our top holdings have changed will give you an idea of how our forecast is influencing our portfolio adjustments (see page 10). At the end of last year, we were more committed to cyclical stocks. At that time, economic growth was high in many markets and we expected commodity-oriented stocks (Western Mining Holdings, for example) to do well.
    Today's top five holdings reflect our emphasis on growth stocks. (Growth stocks are stocks of companies that have established a record of consistent earnings growth.) Our top holding, Roche Holdings, is a Swiss pharmaceutical company. We like pharmaceu-

Performance Update


ticals because demand for their products is consistent and should heighten with the aging of baby-boomers. These companies focus on continual product development yet their valuations are reasonable relative to their growth prospects.

Q. DENNIS, BY BEATING ITS INDEX AND JUMPING IN ITS PEER GROUP STANDINGS FROM NUMBER 111 OF 149 FUNDS TO NUMBER 59 OF 233 FUNDS, THE FUND HAD A SOLID YEAR. BUT MANY SHAREHOLDERS WERE HOPING FOR BETTER PERFORMANCE FROM INTERNATIONAL MARKETS. WHAT CAN YOU TELL SHAREHOLDERS ABOUT THE POTENTIAL FOR NEXT YEAR?

A. The benefit of diversifying into international markets is the opportunity to participate once international stocks have their day in the sun. Two-thirds of the world stock market values are outside the U.S. -- diversification into non-U.S. markets can reduce the risk associated with investing in only one market. The U.S. market cannot continue upward indefinitely.
    We can cite several factors that we believe should improve the confidence in and performance of international markets. For one, we are seeing more governments displaying a fiscal discipline that should help control interest rates and inflation. Supportive monetary policy and greater interest rate stability should help reduce currency volatility. Back-to-back favorable earnings announcements should provide the further assurance that investors seem to be seeking. All of these factors help reduce the uncertainty that tends to characterize foreign markets.
    In my opinion, for Kemper International Fund, in particular, the prospects are enhanced because we invest in some of the world's best growth companies. Carrefour, Ericsson, Reed International, Advanced Information and Getronics are a few examples of companies that are competitive globally. Remember: General Motors didn't become more competitive and improve its operation because of the guy down the street -- it was in response to foreign competition. The companies we invest in have been good producers of steady earnings, and I believe their performance is due to be acknowledged by their respective equity markets.

Q. YOU'VE BEEN MANAGING INTERNATIONAL MONEY FOR SEVERAL YEARS. DID THIS PAST YEAR TEACH YOU ANYTHING NEW?

A. Yes, it reinforced a discipline that a portfolio manager must have: Once you perform your asset allocation -- which markets, which industries, which stocks -- and you're comfortable with the holdings and their quality, you shouldn't let yourself tamper with it. Although you may be tempted, you can't let yourself compromise the integrity of the work that went into the allocation in the first place.
    This year, my confidence in our asset allocation was bolstered by the depth provided when we doubled the size of our international investment staff. These additions improved our analytical capability, including more on-site visits to companies, and that helped strengthen our convictions.

Q. SO WHAT DO YOU AND YOUR STAFF LOOK FOR FROM INTERNATIONAL MARKETS IN THE NEXT SEVERAL MONTHS?

A. We think selected European countries will continue to be attractive. We'll continue to evaluate Japan on a risk/reward basis. Japan is bound to improve, and we will want to have more exposure in time to benefit from its recovery. We'll also explore some attractive opportunities in Australia.
    Latin America is one region about which we remain cautious. Many Latin American countries represent the potential for significant development and growth. But before we return to such emerging markets, we'll need to be convinced that the markets will move in response to economic or individual corporate events. As long as politics overwhelm the markets, investment performance is not forecastable and we will avoid these markets.
    We expect financial stocks in most markets to do well, in part because of accommodative monetary policies. And, as I've said, we're optimistic about pharmaceutical, technology and consumer-related growth stocks.

Performance Update

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1995 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)
-------------------------------------------------------------------------------

                                                          LIFE OF
                                   1-YEAR 5-YEAR  10-YEAR  CLASS
                                   ------ ------  ------- ------
KEMPER INTERNATIONAL FUND CLASS A  -4.17%  6.51%  12.24%  11.94%   (SINCE 5/21/81)
KEMPER INTERNATIONAL FUND CLASS B  -1.99%  N/A      N/A    1.92%   (SINCE 5/31/94)
KEMPER INTERNATIONAL FUND CLASS C   0.84%  N/A      N/A    3.98%   (SINCE 5/31/94)

-------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER INTERNATIONAL FUND CLASS A FROM 5/21/81 THROUGH 10/31/95
-------------------------------------------------------------------------------

                                 [LINE GRAPH]

                                              5/21/81   12/31/85    12/31/89   12/31/93   10/31/95
                                              -------   --------    --------   --------   --------
KEMPER INTERNATIONAL FUND CLASS A(1)          $10,000   $17,515     $37,365    $48,715    $51,005
EAFE INDEX+                                   $10,000   $20,830     $63,007    $63,799    $71,890
CONSUMER PRICE INDEX++                        $10,000   $12,172     $14,042    $16,236    $17,116

-------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER
INTERNATIONAL FUND CLASS B FROM 5/31/94 THROUGH 10/31/95
-------------------------------------------------------------------------------

                                              5/31/94   12/31/94    10/31/95
                                              -------   --------    --------
Kemper International Fund Class B(1)          $10,000   $   976     $10,273
EAFE Index+                                   $10,000   $10,063     $10,494
Consumer Price Index++                        $10,000   $10,149     $10,420

-------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER INTERNATIONAL FUND CLASS C FROM 5/31/94 THROUGH 10/31/95
-------------------------------------------------------------------------------

                                              5/31/94   12/31/94    10/31/95
                                              -------   --------    --------
Kemper International Fund Class C(1)          $10,000   $ 9,761     $10,570
EAFE Index+                                   $10,000   $10,063     $10,494
Consumer Price Index++                        $10,000   $10,149     $10,420

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the applicable contingent deferred sales charge of 3%. The maximum contingent deferred sales charge is 4%. There is no sales charge for Class C Shares. Average annual returns reflect annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper International Fund to the EAFE Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charge is reflected in the performance of the index.

+ The EAFE Index (Morgan Stanley Capital International Europe, Australia, Far East Index) is an unmanaged index generally accepted as a bench mark for major overseas markets. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

Country Sectors

KEMPER INTERNATIONAL FUND FAVORED EUROPE OVER JAPAN...

DATA SHOWS THE GEOGRAPHIC COMPOSITION OF EAFE INDEX (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX, THE UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS) AND THE CORRESPONDING PERCENTAGE FOR KEMPER INTERNATIONAL FUND AT OCTOBER 31, 1995. DIFFERENCES IN THE COMPOSITION HELP EXPLAIN THE DIFFERENCES IN THE PERFORMANCE OF EACH. PLEASE NOTE THAT THE FUND ALSO INVESTS IN OTHER COUNTRIES NOT REFLECTED IN EAFE.

[BAR GRAPH]

                                        KEMPER INTERNATIONAL FUND            EAFE INDEX
                                        -------------------------            ----------
JAPAN                                   16.1%                                39.6%
UNITED KINGDOM                          15.3%                                17.1%
GERMANY                                  4.6%                                 6.9%
FRANCE                                   4.1%                                 6.5%
SWITZERLAND                              8.4%                                 6.1%
NETHERLANDS                              8.1%                                 4.0%
HONG KONG                                6.3%                                 3.2%
AUSTRALIA                                3.8%                                 2.7%
ITALY                                    2.1%                                 2.3%
MALAYSIA                                 1.7%                                 2.2%

 ...AND EUROPEAN MARKETS LED PERFORMANCE
THE TOP-PERFORMING INTERNATIONAL MARKETS FROM NOVEMBER 1, 1994, TO OCTOBER 31, 1995. PERCENTAGE INCREASE IN VALUE, ADJUSTED FOR U.S. DOLLARS.

[BAR GRAPH]

          SWITZERLAND
  $387 BILLION MARKET                             35.7%

               SWEDEN
  $172 BILLION MARKET                             24.8%

              FINLAND
   $47 BILLION MARKET                             15.7%

              IRELAND
   $24 BILLION MARKET                             14.2%

              BELGIUM
   $95 BILLION MARKET                             13.0%

          NETHERLANDS
  $282 BILLION MARKET                             12.5%

              DENMARK
   $55 BILLION MARKET                             12.2%

          NEW ZEALAND
   $33 BILLION MARKET                             10.1%

              GERMANY
  $560 BILLION MARKET                              9.2%

       UNTIED KINGDOM
$1,322 BILLION MARKET                              8.7%

SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL

Largest Holdings

KEMPER INTERNATIONAL FUND'S
TOP 5 HOLDINGS FOCUS ON GROWTH
A COMPARISON OF THE FUND'S TOP FIVE HOLDINGS ON OCTOBER 31, 1995 WITH ITS TOP FIVE HOLDINGS ON OCTOBER 31, 1994.


----------------------------------------------------------------------
HOLDINGS               AT 10/31/95                         AT 10/31/94
----------------------------------------------------------------------

1.  ROCHE HOLDINGS           4.5%       NOKIA TELECOM             3.0%
    SWITZERLAND                         FINLAND
----------------------------------------------------------------------
2.  LM ERICSSON              3.6%       BRITISH PETROLEUM         2.6%
    SWEDEN                              UNITED KINGDOM
----------------------------------------------------------------------
3.  POLYGRAM                 3.5%       MANNESMANN, A.G.          2.4%
    NETHERLANDS                         GERMANY
----------------------------------------------------------------------
4.  CARREFOUR                3.2%       WESTERN MINING HOLDINGS   2.4%
    FRANCE                              AUSTRALIA
----------------------------------------------------------------------
5.  ASTRA                    3.0%       POLYGRAM                  2.4%
    SWEDEN                              NETHERLANDS
----------------------------------------------------------------------

Terms To Know

CURRENCY RISKS

Currency risk is the risk that currencies denominating an American investor's investment in international securities will depreciate relative to the U.S. dollar. Current values fluctuate - both up and down - constantly, which can significantly affect the return of foreign investments to U.S. investors. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated. It tends to increase when the value of the U.S. dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

EMERGING MARKETS

A developing or emerging country can be considered to be a country that is in the initial stages of its industrial cycle. Developing or "emerging" countries involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

TOTAL RETURN

A fund's total return figure measures both the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

VOLATILITY

The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.

Portfolio of Investments

KEMPER INTERNATIONAL FUND

Portfolio of Investments at October 31, 1995
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                              NUMBER OF SHARES     VALUE

CONTINENTAL EUROPE
------------------------------------------------------------------------------------------------------------
FINLAND--2.8%
                                 Oy Nokia AB
                                   Telecommunications company                       181,630    $ 10,392
------------------------------------------------------------------------------------------------------------
FRANCE--4.1%
                                 Carrefour S.A.
                                   Food retailer                                     20,000      11,755
                                 Technip S.A.
                                   Oil company                                       50,000       3,223
                                 ---------------------------------------------------------------------------
                                                                                                 14,978
------------------------------------------------------------------------------------------------------------
GERMANY--4.6%
                                 Mannesmann A.G.
                                   Construction and engineering company              22,000       7,238
                              (a)SGL CARBON A.G.
                                   Chemical company                                  15,000         983
                                 Veba, A.G.
                                   Electric utility                                 210,000       8,617
                                 ---------------------------------------------------------------------------
                                                                                                 16,838
------------------------------------------------------------------------------------------------------------
IRELAND--4.2%
                                 Allied Irish Banks PLC
                                   Banking                                          880,000       4,464
                                 Greencore Group PLC
                                   Food producer                                    425,175       3,405
                                 Independent Newspapers Ltd.
                                   Publisher                                        860,772       5,153
                                 Kerry Group PLC
                                   Food processing                                  296,070       2,287
                                 ---------------------------------------------------------------------------
                                                                                                 15,309
------------------------------------------------------------------------------------------------------------
ITALY--2.1%
                                 Sirti Spa
                                   Telecommunications company                       432,345       2,633
                                 STET
                                   Telecommunications services                      575,000       1,629
                              (a)Telecom Italia Mobile Spa
                                   Utilities and telecommunications               1,980,000       3,322
                                 ---------------------------------------------------------------------------
                                                                                                  7,584
------------------------------------------------------------------------------------------------------------
NETHERLANDS--8.1%
                                 Aalberts Industries N.V.
                                   Hardware company                                  56,873       3,329
                                 Getronics N.V.
                                   Information systems                               79,600       3,793
                                 Hunter Douglas N.V.
                                   Building materials manufacturer                   75,500       3,655
                                 Philips Electronics
                                   Electronics and electrical component
                                   manufacturer                                     163,000       6,293
                                 PolyGram N.V.
                                   Music recording company                          202,500      12,624
                                 ---------------------------------------------------------------------------
                                                                                                 29,694
------------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
                                                                              NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------
SPAIN--3.9%
                                 Banco Bilbao Vizcaya
                                   Banking                                           114,380    $  3,500
                                 Empresa Nacional de Electricidad S.A.
                                   Electric utility                                  122,000       6,075
                                 Repsol S.A.
                                   Oil and gas producer                              150,000       4,485
                              (a)Tipel, S.A.
                                   Leather skins processor                            73,500           9
                                 ----------------------------------------------------------------------------
                                                                                                  14,069
-------------------------------------------------------------------------------------------------------------
SWEDEN--10.5%
                                 Astra AB
                                   Pharmaceutical company                            300,000      11,018
                                 Atlas Copco AB
                                   Industrial machinery manufacturer                 320,000       4,841
                                 LM Ericsson "B"
                                   Telecommunication equipment manufacturer          612,000      12,989
                                 H & M Hennes & Mauritz AB
                                   Retailing                                          55,700       3,638
                                 SKF AB "B"
                                   Metal fabricator                                  298,900       5,669
                                 ----------------------------------------------------------------------------
                                                                                                  38,155
-------------------------------------------------------------------------------------------------------------
SWITZERLAND--8.4%
                                 Ciba-Geigy Ltd.
                                   Pharmaceutical company                              7,000       6,054
                                 Roche Holdings AG
                                   Pharmaceutical company                              2,237      16,239
                                 Union Bank of Switzerland
                                   Banking                                             5,500       5,952
                              (a)Zehnder Holdings AG
                                   Climate control equipment manufacturer              4,400       2,362
                                 ----------------------------------------------------------------------------
                                                                                                  30,607
                                 ----------------------------------------------------------------------------
                                 TOTAL CONTINENTAL EUROPE--48.7%                                 177,626
-------------------------------------------------------------------------------------------------------------
PACIFIC REGION
-------------------------------------------------------------------------------------------------------------
HONG KONG--6.3%
                                 Cheung Kong Holding Ltd.
                                   Financial services                                800,000       4,511
                                 CITIC Pacific Ltd.
                                   Financial services                              1,320,000       4,123
                                 Henderson Land Development Co., Ltd.
                                   Real estate                                       680,000       4,072
                                 Hong Kong Telecommunications Ltd.
                                   Telecommunication services                      2,066,000       3,607
                                 HSBC Holdings PLC
                                   Banking                                           265,876       3,868
                                 New World Development Co., Ltd.
                                   Holding and property investment company           740,000       1,302
                                 Peregrine Investment Holdings
                                   Investment banking                              1,229,000       1,566
                                 ----------------------------------------------------------------------------
                                                                                                  23,049
-------------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)                                                         NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------

JAPAN--16.1%
                                 Bridgestone Corp.
                                   Rubber related products manufacturer              165,000    $  2,298
                                 Daifuku Co., Ltd.
                                   Diversified machinery manufacturer                150,000       1,795
                                 Daiwa Securities Co. Ltd.
                                   Financial services                                230,000       2,707
                                 Fuji Bank Ltd.
                                   Banking                                            90,000       1,677
                                 Fujisawa Pharmaceutical
                                   Pharmaceutical company                            200,000       1,953
                                 Kurita Water Industries Ltd.
                                   Water treatment equipment and chemical
                                   manufacturer                                      100,000       2,795
                                 Kyocera Corp.
                                   Electronics manufacturer                           36,000       2,958
                                 Mitsubishi Heavy Industries
                                   Aerospace and defense machinery manufacturer      500,000       3,869
                                 Mitsubishi Paper Mills Ltd.
                                   Paper manufacturer                                300,000       1,830
                                 Mitsui & Co. Ltd.
                                   Distributor and wholesaler                        350,000       2,794
                                 Murata Manufacturing
                                   Electronic components manufacturer                 74,000       2,605
                              (a)NKK Corp.
                                   Steel manufacturer                              1,353,000       3,277
                                 Nippon Telegraph & Telephone Corp.
                                   Utilities and telecommunications                      255       2,098
                                 Omron Corp.
                                   Electronics manufacturer                          150,000       3,516
                                 Sanwa Bank Ltd.
                                   Banking                                           190,000       3,242
                                 Seven Eleven Japan Co., Ltd.
                                   Convenience retailer                               26,000       1,739
                                 Sumitomo Bank Ltd.
                                   Banking                                           190,000       3,373
                                 Sumitomo Corp.
                                   Holding company                                   400,000       3,648
                                 Sumitomo Trust & Banking
                                   Banking                                           360,000       4,166
                                 Teijin Ltd.
                                   Textile manufacturer                              460,000       2,116
                                 TOSTEM Corp.
                                   Home products manufacturer                         63,000       1,940
                              (a)Ube Industries, Ltd.
                                   Diversified company                               700,000       2,320
                                 ----------------------------------------------------------------------------
                                                                                                  58,716
-------------------------------------------------------------------------------------------------------------
MALAYSIA--1.7%
                                 Resorts World Bhd
                                   Operator of tourist resorts                       765,000       3,730
                                 TA Enterprise Bhd
                                   Financial services                              1,320,000       1,511
                                 Telekom Malaysia
                                   Telecommunications company                        132,000         945
                                 ----------------------------------------------------------------------------
                                                                                                   6,186
-------------------------------------------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)                                                          NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------
SINGAPORE--2.8%
                                 Development Bank
                                   Banking                                            99,000    $  1,134
                                 Fraser & Neave Ltd.
                                   Beer and soft drink manufacturer                  320,000       3,777
                                 Keppel Corp. Ltd.
                                   Conglomerate holding company                      365,000       2,993
                                 Singapore Press Holdings
                                   Publisher                                         149,000       2,328
                                 ----------------------------------------------------------------------------
                                                                                                  10,232
-------------------------------------------------------------------------------------------------------------
THAILAND--.6%
                                 Advanced Info Service Ltd.
                                   Telecommunication services                         70,000       1,113
                                 Siam Cement Co. Ltd.
                                   Building materials producer                        17,000         927
                                 ----------------------------------------------------------------------------
                                                                                                   2,040
                                 ----------------------------------------------------------------------------
                                 TOTAL PACIFIC REGION--27.5%                                     100,223
-------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
-------------------------------------------------------------------------------------------------------------
AUSTRALIA--3.8%
                                 Australian and New Zealand Banking Group Ltd.
                                   Financial services                              1,563,500       6,541
                                 Tabcorp Holdings Ltd.
                                   Entertainment and gaming                        1,843,700       5,119
                                 Qantas Airways Ltd.
                                   Air transportation company                        114,000       2,005
                                 ----------------------------------------------------------------------------
                                                                                                  13,665
-------------------------------------------------------------------------------------------------------------
CANADA--.7%
                                 Petro-Canada
                                   Oil and gas company                               554,300       2,633
-------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.1%
                                 Lion Nathan Ltd.
                                   Beer and soft drink manufacturer                1,796,800       4,080
-------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--15.3%
                                 Burton Group PLC
                                   Retailer                                        3,200,000       5,087
                                 Commercial Union PLC
                                   Holding company                                   300,000       2,904
                                 Dixons Group PLC
                                   Electronics retailer                            1,427,328       8,626
                                 Glaxo Wellcome PLC
                                   Pharmaceutical company                            750,000      10,101
                                 Grand Metropolitan PLC
                                   Food and beverage retailer                      1,000,000       6,903
                                 Medeva PLC
                                   Pharmaceutical company                            660,000       2,853
                                 Reed International PLC
                                   Publisher                                         440,000       6,679
                                 SmithKline Beecham PLC
                                   Pharmaceutical company                            660,000       6,879
                                 Tesco PLC
                                   Food retailer                                   1,225,848       5,803
                                 ----------------------------------------------------------------------------
                                                                                                  55,835
                                 ----------------------------------------------------------------------------
                                 TOTAL COMMONWEALTH COUNTRIES--20.9%                              76,213
-------------------------------------------------------------------------------------------------------------

Portfolio of Investments


(Dollars in thousands)                                                       NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------
LATIN AMERICA
-------------------------------------------------------------------------------------------------------------
BRAZIL--.9%
                                 Banco Itau S.A.--Preferred
                                   Banking                                         5,650,000    $  1,645
                                 Companhia Vale de Rio Doce--Preferred
                                   Iron and steel mining company                  10,900,000       1,757
                                 ----------------------------------------------------------------------------
                                                                                                   3,402
-------------------------------------------------------------------------------------------------------------
MEXICO--.4%
                                 Grupo Elektra, S.A.
                                   Electronics retailer                              351,000       1,289
                                 ----------------------------------------------------------------------------
                                 TOTAL LATIN AMERICA--1.3%                                         4,691
                                 ----------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--98.4%
                                 (Cost: $315,092)                                                358,753
                                 ----------------------------------------------------------------------------

                                                                               PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--2.7%
                                 Yield-5.83% to 5.95%
                                 Due-November 1995
                                 ConAgra Inc.                                     $    3,800       3,799
                                 Freedom Asset Funding Corp.                             200         200
                                 Mid-Atlantic Fuel Co.                                 3,000       2,996
                                 Strategic Asset Funding Corp.                         3,100       3,097
                                 ----------------------------------------------------------------------------
                                 TOTAL MONEY MARKET INSTRUMENTS--2.7%
                                 (Cost: $10,092)                                                  10,092
                                 ----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--101.1%
                                 (Cost: $325,184)                                                368,845
                                 ----------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER
                                   ASSETS--(1.1)%                                                 (4,137)
                                 ----------------------------------------------------------------------------
                                 NET ASSETS--100%                                               $364,708
                                 ----------------------------------------------------------------------------

              See accompanying Notes to Portfolio of Investments.

Portfolio of Investments

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Based on the cost of investments of $325,184,000 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $57,627,000, the aggregate gross unrealized depreciation was $13,966,000 and the net unrealized appreciation on investments was $43,661,000.

(c) At October 31, 1995, the Fund's portfolio of investments had the following diversification (dollars in thousands):

                                                                                       VALUE        %
   ----------------------------------------------------------------------------------------------------------
   Financial Services                                                                 $ 61,979      17.0
   ----------------------------------------------------------------------------------------------------------
   Chemicals, Medical Equipment and Pharmaceuticals                                     56,080      15.4
   ----------------------------------------------------------------------------------------------------------
   Communications                                                                       38,728      10.6
   ----------------------------------------------------------------------------------------------------------
   Consumer Products and Services                                                       36,096       9.9
   ----------------------------------------------------------------------------------------------------------
   Retailing                                                                            26,181       7.2
   ----------------------------------------------------------------------------------------------------------
   Food and Beverages                                                                   25,304       6.9
   ----------------------------------------------------------------------------------------------------------
   Industrial Products and Services                                                     24,608       6.8
   ----------------------------------------------------------------------------------------------------------
   Publishing and Paper Products                                                        15,990       4.4
   ----------------------------------------------------------------------------------------------------------
   Electrical and Electronics                                                           15,372       4.2
   ----------------------------------------------------------------------------------------------------------
   Diversified                                                                          15,084       4.1
   ----------------------------------------------------------------------------------------------------------
   Utilities                                                                            14,693       4.0
   ----------------------------------------------------------------------------------------------------------
   Construction and Building Materials                                                  12,237       3.4
   ----------------------------------------------------------------------------------------------------------
   Energy Sources                                                                       12,098       3.3
   ----------------------------------------------------------------------------------------------------------
   Automobiles, Parts, Services and Transportation                                       4,303       1.2
   ----------------------------------------------------------------------------------------------------------
   TOTAL COMMON STOCKS                                                                 358,753      98.4
   ----------------------------------------------------------------------------------------------------------
   MONEY MARKET INSTRUMENTS                                                             10,092       2.7
   ----------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENTS                                                                   368,845     101.1
   ----------------------------------------------------------------------------------------------------------
   LIABILITIES, LESS CASH AND OTHERS ASSETS                                             (4,137)     (1.1)
   ----------------------------------------------------------------------------------------------------------
   NET ASSETS                                                                         $364,708     100.0
   ----------------------------------------------------------------------------------------------------------

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INTERNATIONAL FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Fund as of October 31, 1995, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

December 15, 1995

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
(in thousands)

-------------------------------------------------------------------
 ASSETS

Investments, at value
(Cost: $325,184)                                                                $368,845
----------------------------------------------------------------------------------------
Cash                                                                                  83
----------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                   395
----------------------------------------------------------------------------------------
  Investments sold                                                                 8,441
----------------------------------------------------------------------------------------
  Dividends and interest                                                             777
----------------------------------------------------------------------------------------
    Total assets                                                                 378,541
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS

Payable for:
  Fund shares redeemed                                                             1,586
----------------------------------------------------------------------------------------
  Investments purchased                                                           11,366
----------------------------------------------------------------------------------------
  Management fee                                                                     231
----------------------------------------------------------------------------------------
  Distribution services fee                                                           28
----------------------------------------------------------------------------------------
  Administrative services fee                                                         71
----------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                             506
----------------------------------------------------------------------------------------
  Other                                                                               45
----------------------------------------------------------------------------------------
    Total liabilities                                                             13,833
----------------------------------------------------------------------------------------
NET ASSETS                                                                      $364,708
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS

Paid-in capital                                                                 $316,346
----------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
  transactions                                                                     1,185
----------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in
  foreign currencies                                                              45,857
----------------------------------------------------------------------------------------
Undistributed net investment income                                                1,320
----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                     $364,708
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($308,175 / 29,089 shares outstanding)                                          $10.59
----------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                     $11.24
----------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($42,270 / 4,043 shares outstanding)                                            $10.46
----------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($2,152 / 206 shares outstanding)                                               $10.46
----------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($12,111 / 1,142 shares outstanding)                                            $10.61
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
Year ended October 31, 1995
(in thousands)

---------------------------------------------------------------------------
 NET INVESTMENT INCOME

  Dividends                                                                                $7,548
-------------------------------------------------------------------------------------------------
  Interest                                                                                  1,501
-------------------------------------------------------------------------------------------------
                                                                                            9,049
-------------------------------------------------------------------------------------------------
  Less foreign taxes withheld                                                                 733
-------------------------------------------------------------------------------------------------
    Total investment income                                                                 8,316
-------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                            2,757
-------------------------------------------------------------------------------------------------
  Administrative services fee                                                                 800
-------------------------------------------------------------------------------------------------
  Distribution services fees                                                                  267
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                    2,079
-------------------------------------------------------------------------------------------------
  Professional fees                                                                            98
-------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                      77
-------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                     72
-------------------------------------------------------------------------------------------------
    Total expenses                                                                          6,150
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                       2,166
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized gain on sales of investments and foreign currency transactions               1,123
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and assets and liabilities in
  foreign currencies                                                                         (655)
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                       468
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $2,634
-------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                          YEAR ENDED OCTOBER 31,
                                                                          1995               1994
---------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                 $  2,166                  7
---------------------------------------------------------------------------------------------------
  Net realized gain                                                        1,123             25,062
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                     (655)             2,606
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       2,634             27,675
---------------------------------------------------------------------------------------------------
Net equalization credits (charges)                                          (332)               641
---------------------------------------------------------------------------------------------------
Distribution from net realized gain                                      (24,455)            (8,297)
---------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions                  (31,421)           108,365
---------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (53,574)           128,384
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS

Beginning of year                                                        418,282            289,898
---------------------------------------------------------------------------------------------------
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $1,320
AND $763, RESPECTIVELY)                                                 $364,708            418,282
---------------------------------------------------------------------------------------------------

Notes to Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper International Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Any portfolio securities that are primarily traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent last sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated

Notes to Financial Statements

                             into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             The Fund may make an election under the Internal Revenue Code so that shareholders may claim a tax credit or deduction for their share of foreign taxes paid by the Fund.

                             Net realized capital gains, if any, reduced by capital loss carryovers will be distributed at least annually. Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an

Notes to Financial Statements

                             annual rate of .75% of the first $250 million of average daily net assets declining gradually to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,757,000 for the year ended October 31, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                COMMISSIONS        COMMISSIONS ALLOWED BY KDI
                                                                 RETAINED      ----------------------------------
                                                                 BY KDI       TO ALL FIRMS        TO AFFILIATES
                                                               -----------    -------------       --------------
                             Year ended October 31, 1995       $67,000         617,000              88,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of Class B shares are as follows:

                                                                                          COMMISSIONS AND
                                                                 DISTRIBUTION            DISTRIBUTION FEES
                                                                  FEES AND                 PAID BY KDI
                                                                CDSC RECEIVED    -------------------------------
                                                                   BY KDI        TO ALL FIRMS     TO AFFILIATES
                                                                -------------    -------------    --------------
                             Year ended October 31, 1995         $339,000         583,000           99,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                     ASF                 ASF PAID BY KDI
                                                                 PAID BY THE     -------------------------------
                                                                 FUND TO KDI     TO ALL FIRMS     TO AFFILIATES
                                                                ------------    -------------    --------------
                             Year ended October 31, 1995         $800,000         808,000           149,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended October 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $1,365,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended October 31, 1995, the Fund made no payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

Notes to Financial Statements

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $396,287

                             Proceeds from sales                         417,302

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                        YEAR ENDED OCTOBER 31,
                                              1995                               1994
                                        -----------------------           -----------------------
                                       SHARES         AMOUNT             SHARES         AMOUNT
                             ---------------------------------------------------------------------------
                              SHARES SOLD
                              Class A            7,931       $  80,769            20,528       $ 217,366
                             ---------------------------------------------------------------------------
                              Class B            3,584          37,196             3,185          34,449
                             ---------------------------------------------------------------------------
                              Class C              258           2,721                76             814
                             ---------------------------------------------------------------------------
                              Class I            1,261          12,905                --              --
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A            2,270          21,800               774           8,085
                             ---------------------------------------------------------------------------
                              Class B              184           1,759                 1              14
                             ---------------------------------------------------------------------------
                              Class C                7              71                --              --
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A          (16,162)       (163,479)          (13,841)       (145,844)
                             ---------------------------------------------------------------------------
                              Class B           (2,182)        (22,527)             (600)         (6,469)
                             ---------------------------------------------------------------------------
                              Class C             (130)         (1,375)               (5)            (50)
                             ---------------------------------------------------------------------------
                              Class I             (119)         (1,261)               --              --
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A              113           1,125                15             167
                             ---------------------------------------------------------------------------
                              Class B             (114)         (1,125)              (15)           (167)
                             ---------------------------------------------------------------------------
                              NET INCREASE
                              (DECREASE) FROM CAPITAL
                              SHARE TRANSACTIONS             $ (31,421)                        $ 108,365
                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1995, the Fund has the following forward foreign currency contracts outstanding with settlement dates in December 1995:

                                                                   CONTRACT          UNREALIZED
                                     FOREIGN CURRENCY             AMOUNT IN         GAIN/(LOSS)
                                     TO BE DELIVERED             U.S. DOLLARS       AT 10/31/95
                                      (IN THOUSANDS)            (IN THOUSANDS)     (IN THOUSANDS)
                             -------------------------------------------------------------------
                              65,642 French Francs                 $ 12,900            $ (524)
                             -------------------------------------------------------------------
                              4,884,060 Japanese Yen                 50,861             2,723
                             -------------------------------------------------------------------
                                       Net unrealized gain                             $2,199
                             -------------------------------------------------------------------

Financial Highlights


                                                                      CLASS A
                                                   ----------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                     1995      1994      1993      1992      1991
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $11.13     10.56      8.17      8.76     9.52
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .07        --       .03       .22      .13
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .05       .86      2.54      (.67)     .31
------------------------------------------------------------------------------------------------------
Total from investment operations                       .12       .86      2.57      (.45)     .44
------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               --        --       .18        --      .11
------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .66       .29        --       .14     1.09
------------------------------------------------------------------------------------------------------
Total dividends                                        .66       .29       .18       .14     1.20
------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $10.59     11.13     10.56      8.17     8.76
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          1.69%     8.32     32.08     (5.17)    5.38
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.57%     1.54      1.69      1.36     1.41
------------------------------------------------------------------------------------------------------
Net investment income                                  .83       .02       .37      2.61     1.42
------------------------------------------------------------------------------------------------------

                                                  CLASS B                         CLASS C                    CLASS I
                                         --------------------------      --------------------------       -------------
                                                           MAY 31,                         MAY 31,           JULY 3,
                                         YEAR ENDED        1994 TO       YEAR ENDED        1994 TO           1995 TO
                                         OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                                            1995            1994            1995            1994              1995
--------------------------------------------------------------------     ---------------------------     ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $11.09           10.58           11.09           10.58           10.09
--------------------------------------------------------------------     ---------------------------     ----------------
Income from investment operations:
  Net investment income (loss)                  (.02)           (.04)           (.02)           (.04)            .04
--------------------------------------------------------------------     ---------------------------     ----------------
  Net realized and unrealized gain               .05             .55             .05             .55             .48
--------------------------------------------------------------------     ---------------------------     ----------------
Total from investment operations                 .03             .51             .03             .51             .52
--------------------------------------------------------------------     ---------------------------     ----------------
Less distribution from net realized gain         .66              --             .66              --              --
--------------------------------------------------------------------     ---------------------------     ----------------
Net asset value, end of period                $10.46           11.09           10.46           11.09           10.61
--------------------------------------------------------------------     ---------------------------     ----------------
TOTAL RETURN (NOT ANNUALIZED)                    .84%           4.82             .84            4.82            5.15
--------------------------------------------------------------------     ---------------------------     ----------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                        2.50%           2.58            2.50            2.52             .85
--------------------------------------------------------------------     ---------------------------     ----------------
Net investment income (loss)                    (.10)           (.97)           (.10)           (.91)           1.32
--------------------------------------------------------------------     ---------------------------     ----------------


SUPPLEMENTAL DATA FOR ALL CLASSES
                                                                  YEAR ENDED OCTOBER 31,
                                                   1995        1994        1993        1992        1991
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $364,708     418,282     289,898     165,890     184,946
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               114%        103         156         143         209
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for 1995 was determined based on average shares outstanding.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995 a special shareholders' meeting was held. Kemper International Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc., or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:
- Election of Trustees
                          For           Withheld
  David W. Belin          22,977,178    649,740
  Lewis A. Burnham        23,012,618    614,300
  Donald L. Dunaway       22,996,079    630,839
  Robert B. Hoffman       23,005,530    621,388
  Donald R. Jones         23,010,255    616,663
  David B. Mathis         22,974,815    652,103
  Shirley D. Peterson     22,984,266    642,652
  William P. Sommers      23,005,530    621,388
  Stephen B. Timmers      23,024,432    602,486

- Ratification of the selection of Ernst & Young LLP as independent auditors for the fund
  For                      Against                      Abstain
  22,655,431               304,288                      667,199

- Approval of new investment management agreement
  For                      Against                      Abstain
  22,110,270               511,889                      1,004,759

- Approval of new 12b-1 distribution plan
                        For         Against     Abstain

  Class B
  Shares                1,701,942   80,486      93,263
  Class C
  Shares                   91,783      482      17,779

                                     NOTES

                                     NOTES

Trustees and Officers

TRUSTEES
STEPHEN B. TIMBERS
President and Trustee
DAVID W. BELIN
Trustee
LEWIS A. BURNHAM
Trustee
DONALD L. DUNAWAY
Trustee
ROBERT B. HOFFMAN
Trustee
DONALD R. JONES
Trustee
DAVID B. MATHIS
Trustee
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

OFFICERS
JOHN E. PETERS
Vice President
DENNIS H. FERRO
Vice President
STEVEN H. REYNOLDS
Vice President
PHILIP J. COLLORA
Vice President
and Secretary
CHARLES F. CUSTER
Vice President and
Assistant Secretary
JEROME L. DUFFY
Treasurer
ELIZABETH C. WERTH
Assistant Secretary



LEGAL COUNSEL                             VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                          222 North LaSalle Street
                                          Chicago, IL 60601

SHAREHOLDER SERVICE AGENT                 KEMPER SERVICE COMPANY
                                          P.O. Box 419557
                                          Kansas City, MO 64141
                                          1-800-621-1048

CUSTODIAN AND TRANSFER AGENT              INVESTORS FIDUCIARY TRUST COMPANY
                                          127 West 10th Street
                                          Kansas City, MO 64105


INDEPENDENT AUDITORS                      ERNST & YOUNG LLP
                                          233 South Wacker Drive
                                          Chicago, IL 60606

INVESTMENT MANAGER                        KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER                     KEMPER DISTRIBUTORS, INC.
                                          120 South LaSalle Street
                                          Chicago, IL 60603



Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper International Fund prospectus.
KIF - 2 (12/95)

                                                     [KEMPER MUTUAL FUNDS LOGO]

                                                     1006790
                                                     Printed in the U.S.A.